                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 15, 1997



                             JONES INTERCABLE, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


       Colorado                     1-9953                84-0613514
----------------------------        ------              --------------
(State of Organization)       (Commission File No.      (IRS Employer)
                              Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309           (303) 792-3111
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(Address of principal executive office and Zip Code     (Registrant's
                                                         telephone no.
                                                     including area code)
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Item 2.     Acquisition or Disposition of Assets
            ------------------------------------

          On April 15, 1997, Jones Communications of Colorado, Inc., a Colorado corporation ("Jones Communications"), pursuant to an Asset Exchange Agreement dated October 25, 1996, conveyed to United CATV, Inc., a Maryland corporation ("United"), substantially all of the assets, property and business of Jones Communications relating to the cable television systems serving subscribers in and around the Towns of Morrison, Empire, Georgetown and Silver Plume, Colorado, the City of Idaho Springs, Colorado and portions of Jefferson, Arapahoe and Clear Creek Counties, Colorado (the "Jeffco/Clear Creek Systems") in exchange for the conveyance by United to Jones Communications of substantially all of the assets, property and business of United relating to the cable television system serving subscribers in and around Annapolis and Southern Anne Arundel County, Maryland, and the U.S. Naval Academy (the "Annapolis System") and $2.5 million in cash, subject to normal closing adjustments. At the time of the exchange, the Jeffco/Clear Creek Systems served approximately 26,500 basic subscribers, and the Annapolis System served approximately 25,700 basic subscribers. Jones Communications is a wholly owned subsidiary of Jones Intercable, Inc., and United is an affiliate of Tele-Communications Inc. Jones Communications paid Jones Financial Group, Ltd., an affiliate, a $695,250 fee upon the completion of this exchange as compensation to it for acting as Jones Communications' financial advisor.

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Item 7.     Financial Statements and Exhibits
            ---------------------------------

      a.    Financial statements of businesses acquired.  Audited financial
            -------------------------------------------
statements of the Annapolis System are not presently available and will be filed by amendment to this Form 8-K as soon as practicable and no later than June 29, 1997.

      b.    Pro forma financial information.  Pro forma financial
            -------------------------------
statements of Jones Intercable, Inc. reflecting the disposition of the Jeffco/Clear Creek Systems and the acquisition of the Annapolis System are not presently available and will be filed by amendment to this Form 8-K as soon as practicable and no later than June 29, 1997.

      c.    Exhibits.
            --------

            2.1 Asset Exchange Agreement dated October 25, 1996 is incorporated by reference from Registrant's Current Report on Form 8-K dated November 5, 1996.

            2.2 Amendment to Asset Exchange Agreement and Post-Closing Performance Agreement dated as of April 15, 1997.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JONES INTERCABLE, INC.



                                      By: /s/ Elizabeth M. Steele
                                          -----------------------
                                          Elizabeth M. Steele
April 24, 1997                            Vice President and Secretary
(29660)

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